Semi-Annual Report

June 30, 2015

Series B

Voya Corporate Leaders Trust Fund

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Report of Independent Registered Public Accounting Firm	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Portfolio of Investments	13
Director/Trustee and Officer Information	14

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Should I Stay or Should I Go?

Dear Shareholder,

The lyrics of The Clash’s 1981 hit referenced in the title of this letter seem to fit the current impasse between Greece and the leadership of the euro zone: “If I go there will be trouble/ and if I stay it will be double.”

In a referendum on July 5, Greek voters decisively rejected what they perceived as unreasonable demands by the European Union: further tax increases and spending cuts as a condition for continued support. The country then missed a scheduled debt payment to the International Monetary Fund; Greek citizens endured more than three weeks of intensified hardship as banks closed and money got scarce. As of this writing, Greece has accepted the terms of a third bailout offer. Approval of the new offer forestalls a Greek euro zone exit and keep Greek banks open, but it remains unclear whether Greece can live up to the demands of the deal and reform its economy.

Will the problems in Greece spill over into the global financial markets? We believe that some investors may seek perceived safety by bidding up the prices of U.S. Treasury securities. Also, there may be volatility in European and Asian equity markets, where the Greek situation might amplify other, local challenges. In aggregate, however, we believe the effects on the global economy and financial markets will be contained.

As always, it’s important to keep focused on your long-term reasons for investing and not get distracted by day-to-day market gyrations. We believe that attempting to time markets is more often than not an exercise in futility and can impair your portfolio’s potential to help achieve your long-term goals. Please thoroughly discuss any contemplated changes with your investment advisor before taking any action.

At Voya Investment Management, we seek to be a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer

August 5, 2015

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE:  SIX MONTHS ENDED JUNE 30, 2015

After a volatile last few months of 2014, global equities, represented by the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, maintained an uneven advance in the first half of our fiscal year. The Index rose 4.14% over the six months, but by the end the forces driving financial markets had substantially changed. (The Index returned 2.63% for the six-months ended June 30, 2015, measured in U.S. dollars.)

For much of 2014 it seemed that the only credible major growth story in the world was that the U.S. Markets took the October end of U.S. quantitative easing in stride and much of the economic data remained positive into 2015. In particular, employment was a source of strength. While reservations remained about the low labor force participation rate and sluggish wage growth, by June more than 200,000 jobs had been created in 14 out of the previous 15 months and the unemployment rate was down to 5.5%. New and existing home sales ended the period at the highest rates since before 2010.

But other reports painted a less optimistic picture. Gross domestic product (“GDP”) fell 0.2% annualized in the first quarter of 2015, in part due to the effects of another harsh winter, after rising 2.2% in the previous quarter. Industrial production and factory orders seemed to be in a downward drift. Other series showed no clear pattern, like retail sales, despite lower gasoline prices. As for oil prices, the price of a barrel of oil bounced from its mid-March low, but still ended June at two thirds of its level nine months earlier. While this would boost consumption in time, the more immediate effect was to reduce profits and investment in the energy sector and in industries that service it.

Superimposed on this was the prospect of rising U.S. interest rates. The U.S. Federal Reserve Board’s (“Fed’s”) June report suggested at least one increase by the end of 2015, while stressing that the process would be data driven and the trajectory of increases low. But the Fed had not increased rates for nine years and many investors feared that it would feel pressed to act before the economy was really ready.

Outside of the U.S., annual GDP growth in China decelerated to 7.0% in the first quarter of 2015, the slowest in six years, depressing in addition demand in the world’s commodity supplying countries. Japan was still struggling to create inflation despite the central bank’s accumulation of 20% of all in-force Japanese government bonds.

But it was the euro zone that attracted most of the attention. The region entered 2015 after growth of barely 1% in 2014, unemployment perched at 11.5% and consumer prices falling. In Greece, a new government was mandated in January to ease the terms of its €240 billion bailout and roll back reforms. Its attempts to do so were repelled by creditors and as June ended, Greece, with its banks shuttered, faced ejection from the euro zone, with unknowable side effects. But by then the European Central Bank had at last implemented a program of quantitative easing, the elixir that despite all else, might drive asset prices higher, judging from the experience of the U.S. and Japan. The euro and its interest rates fell: good for business, and within a few weeks it seemed, the gloomy euro zone data were turning. The unemployment rate edged down to 11.1%, prices stopped falling and GDP rose 0.4% in the first quarter of 2015. Increasingly, buy euro zone equities, preferably currency-hedged, sell U.S., was the trade in the news.

In U.S. fixed income markets, the Treasury yield curve steepened through June and the Barclays Long-Term U.S. Treasury sub-index returned –4.67%. The Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds, lost just 0.10%, reflecting small moves in major sub-indices: Barclays U.S. Corporate Investment Grade Bond –0.92%; Barclays U.S. Mortgage Backed Securities 0.31% and Barclays U.S. Treasury Bond 0.03%. The Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) returned 2.53%.

U.S. equities, represented by the S&P 500® Index including dividends, gained 1.23% in the first half of the fiscal year. The mergers and acquisitions driven health care sector did best, soaring 24.17%. Three sectors lost ground: not surprisingly led by energy, down 22.20%. S&P 500® earnings per share were still edging up, despite the effect of lower energy prices and the strong dollar on the value of overseas revenues. They were boosted in part by continuing high levels of share buybacks: $553 billion in 2014, the highest since 2007.

In currencies, the dollar rallied strongly against the euro, up 8.53% on the euro, as euro zone quantitative easing drove down interest rates. The dollar gained 2.27% on the yen, after continued monetary easing in Japan and a partial re-allocation into non-yen securities for the giant Government Pension Investment Fund (“GPIF”). But the dollar slipped 0.86% against the pound. The UK has a comparable growth story to the U.S., and an acceleration in average wages reported in June, brought forward the likelihood of a rate increase.

In international markets, the MSCI Japan® Index surged 15.96%, with exporters benefiting from the lower yen and all sectors from the GPIF’s rebalancing into stocks. The MSCI Europe ex UK® Index gained 10.16%, eclipsing in April its previous record from 2007. Quantitative easing, plus the declining euro that went with it, ultimately trumped the still weak economic data and Greece-driven uncertainties that prevailed through most of the period. The MSCI UK® Index added just 1.13%, with sizeable losses from the energy and materials sectors. The 15 largest names in the UK index: multinationals accounting for half of its value, returned an average of –1.05%.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long-Term U.S. Treasury Index
The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Mortgage Backed Securities Index	The Index tracks agency mortgage backed pass-through securities (both fixed-rate and hybrid ARM) guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

VOYA CORPORATE LEADERS TRUST FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of June 30, 2015 (as a percentage of net assets)
Industrials	24.4%
Energy	22.4%
Materials	14.5%
Consumer Discretionary	12.3%
Financials	10.2%
Utilities	8.4%
Consumer Staples	5.1%
Telecommunication Services	1.6%
Assets in Excess of Other Liabilities	1.1%
Net Assets	100.0%

Portfolio Management Team: The portfolio is not actively managed.

Goal: Voya Corporate Leaders Trust Fund (the “Trust”) seeks long term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue-chip corporations.

Performance: For the six-month period ended June 30, 2015, the Trust provided a total return of –6.26% compared to the S&P 500® Index, which returned 1.23% for the same period.

Portfolio Specifics: The Trust lagged the broader U.S. equity markets as represented by the S&P 500® Index for the six-month period ending June 30, 2015 due to a combination of unfavorable sector allocation. On the sector level, not having an allocation to the health care sector and large overweight allocations to the energy and utilities sectors detracted from relative performance. Additionally, the Trust’s holdings within the industrials and financials sectors also diminished performance. On an individual stock level basis, overweight positions within Union Pacific Corporation, Berkshire Hathaway Inc. and Chevron Corporation were among the largest detractors for the period. By contrast, holdings within the information technology and telecommunications services sector contributed the most to results. Among the leading contributors were overweight positions in Marathon Petroleum Corporation, Dow Chemical Company and a position in non-benchmark name Foot Locker, Inc.

Top Ten Holdings as of June 30, 2015 (as a percentage of net assets)
Union Pacific Corp.	14.1%
Berkshire Hathaway, Inc. — Class B	10.2%
ExxonMobil Corp.	9.2%
Praxair, Inc.	7.8%
Chevron Corp.	6.3%
Honeywell International, Inc.	5.5%
Procter & Gamble Co.	5.1%
Marathon Petroleum Corp.	5.1%
Foot Locker, Inc.	3.6%
Du Pont E I de Nemours & Co.	3.4%

Outlook and Current Strategy: As of the end of the reporting period the Trust’s largest sector overweights were in the energy, industrials and materials sectors; the Trust does not currently hold positions in the health care or information technology sectors. Sector exposures are purely a function of the strategy’s quantitative investment discipline, however, and are not actively managed.

The outlook for this Trust may differ from that presented for other Voya mutual funds. Total return is calculated assuming reinvestment of all dividend, capital gain and return of capital distributions/allocations at net asset value and all applicable Trust fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Participation Holders and Trustee
Voya Corporate Leaders Trust Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Voya Corporate Leaders Trust Fund — Series “B”, a series of Voya Corporate Leaders Trust Fund, as of June 30, 2015, and the related statement of operations for the six month period then ended, the statements of changes in net assets for the six month period ended June 30, 2015 and for the year ended December 31, 2014, and the financial highlights for the six month period ended June 30, 2015 and each of the years in the five-year period ended December 31, 2014. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Voya Corporate Leaders Trust Fund — Series “B” as of June 30, 2015, the results of its operations for the six month period then ended, the changes in its net assets for the six month period ended June 30, 2015 and for the year ended December 31, 2014, and the financial highlights for the six month period ended June 30, 2015 and each of the years in the five-year period ended December 31, 2014, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 18, 2015

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2015

ASSETS:
Investments in securities at fair value (cost $1,111,336,689)	$1,415,541,397
Restricted Cash (Note 2)	19,645,064
Receivables:
Participations sold	3,837,214
Dividends	1,249,692
Prepaid expenses	49,811
Total assets	1,440,323,178

LIABILITIES:
Payable for participations redeemed	6,203,092
Distribution payable	2,171,565
Accrued Sponsor’s maintenance fees payable	490,590
Payable for professional fees	41,556
Other accrued expenses and liabilities	179,679
Total liabilities	9,086,482

NET ASSETS:
Balance applicable to participations at June 30, 2015, equivalent to $30.76 per participation on 46,527,435 participations outstanding	$1,431,236,696

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2015

INVESTMENT INCOME:
Dividends	$19,197,880
Total investment income	19,197,880

EXPENSES:
Sponsor maintenance fee (Note 4)	3,230,626
Transfer agent fees	666,474
Shareholder reporting expense	87,785
Registration and filing fees	75,399
Professional fees	55,386
Custody and accounting fees (Note 4)	85,975
Miscellaneous expense	3,620
Total expenses	4,205,265
Net investment income	14,992,615

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	105,500,802
Net change in unrealized appreciation or depreciation on investments	(222,227,040)
Net realized and unrealized loss on investments	(116,726,238)
Decrease in net assets resulting from operations	$(101,733,623)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$14,992,615	$27,402,768
Net realized gain on investments	105,500,802	66,057,280
Net change in unrealized appreciation or depreciation on investments	(222,227,040)	73,890,625
Increase (decrease) in net assets resulting from operations	(101,733,623)	167,350,673

FROM DISTRIBUTIONS TO PARTICIPATIONS:
Net investment income	(15,854,765)	(27,045,188)
Net realized gains	—	(22,516,100)
Return of capital	—	(46,007,173)
Total distributions	(15,854,765)	(95,568,461)

FROM PARTICIPATION TRANSACTIONS:
Net proceeds from sale of participations	157,220,087	488,949,911
Reinvestment of distributions	13,686,470	82,120,792
	170,906,557	571,070,703
Cost of participations redeemed	(366,082,566)	(388,849,081)
Net increase (decrease) in net assets resulting from participation transactions	(195,176,009)	182,221,622
Net increase (decrease) in net assets	(312,764,397)	254,003,834

NET ASSETS:
Beginning of year (period)	1,744,001,093	1,489,997,259
End of year (period)	$1,431,236,696	$1,744,001,093

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From tax return of capital	Total distributions/ allocations	Net asset value, end of year or period	Total Return(1)	Net assets, end of year or period	Expenses(2)	Net investment income (loss)(2)
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	($000’s)	(%)	(%)
06-30-15	33.18	0.30	•	(2.38)	(2.08)	0.34	—	—	0.34	30.76	(6.26)	1,431,237	0.52	1.86
12-31-14	31.71	0.55	•	2.79	3.34	0.53	0.44	0.90	1.87	33.18	10.77	1,744,001	0.51	1.68
12-31-13	24.87	0.51	•	6.81	7.32	0.48	—	—	0.48	31.71	29.57	1,489,997	0.50	1.78
12-31-12	22.39	0.47	•	2.47	2.94	0.46	—	—	0.46	24.87	13.21	903,062	0.52	1.95
12-31-11	20.29	0.41		2.07	2.48	0.36	—	0.02	0.38	22.39	12.24	653,514	0.49	1.90
12-31-10	17.34	0.34		3.23	3.57	0.37	0.25	—	0.62	20.29	21.19	425,663	0.54	1.95

(1)	Total return is calculated assuming reinvestment of all dividend, capital gain and return of capital distributions/allocations at net asset value.

(2)	Annualized for periods less than one year.

•	Calculated using average number of participations outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2015

NOTE 1 — NATURE OF BUSINESS AND BASIS OF PRESENTATION

Voya Corporate Leaders Trust Fund (the “Trust”), is an unincorporated Unit Investment Trust registered as such with the Securities and Exchange Commission (“SEC”). Series B commenced operations in 1941 as a series of the Trust, which was created under a Trust Indenture dated November 18, 1935, as amended.

The Trust seeks long-term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue chip corporations.

The Trust is comprised of a Trust Fund (“Trust Fund”) and a Distributive Fund (“Distributive Fund”). The Trust Fund is composed of stock units, each unit consisting of one share of common stock of each of the twenty-one corporations (except with respect to shares received from spin-offs or mergers of existing portfolio securities — see discussion below) and such cash as may be available for the purchase of stock units. Cash received on sales of participations (excluding the portion thereof, if any, attributable to the value of, and therefore deposited in, the Distributive Fund), including distributions by the Trust which are reinvested in additional participations under the Distribution Reinvestment Program described herein, is held in the Trust Fund without interest until receipt of sufficient cash to purchase at least one hundred stock units. To the extent monies remain uninvested in the Trust, The Bank of New York Mellon (“the Trustee”) serving as Trustee for the Trust, will derive a benefit therefrom.

All dividends and any other cash distributions received by the Trust with respect to the common stock held in the Trust Fund are deposited in the Distributive Fund. Any non-cash distributions received by the Trust with respect to the common stock held in the Trust Fund (excluding additional shares of common stock received upon a stock split which shall remain assets of the Trust Fund) are sold by the Trustee and the proceeds of sale are deposited in the Distributive Fund. The Trustee may invest the funds deposited in the Distributive Fund in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in repurchase agreements collateralized by such U.S. government obligations, which mature prior, and as close as practicable, to the next Distribution Date. The interest earned on such investments is also deposited in the Distributive Fund. Fees and expenses of the Trust are paid from the Distributive Fund. The Trustee may from time to time set aside out of the Distributive Fund a reserve for payments of taxes or other governmental charges.

On each Distribution Date, the Trustee uses the money in the Distributive Fund to purchase additional participations for participants under the Distribution Reinvestment Program unless the participant has elected to receive the distribution in cash.

In the event of the merger, consolidation, re-capitalization or readjustment of the issuer of any portfolio security with any other corporation, the sponsor may instruct the Trustee, in writing, to accept or reject such offer or take such other action as the sponsor may deem proper. Any securities received in exchange shall be held by the Trust and shall be subject to the terms and conditions of the Indenture to the same extent as the securities originally held in the Trust. Securities received pursuant to an exchange may result in the Trust holding fewer shares than originally held in the portfolio security. Each stock unit issued after the effective date of such an exchange will include one share of the corporation received on exchange.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements. The Trust is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Valuation of Securities. The net asset value (“NAV”) for the Trust is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Trust is open for business every day the NYSE is open. Shares will not be priced on days when the NYSE is closed. The NAV per share of the Trust is calculated by taking the value of the Trust’s assets, subtracting the Trust’s liabilities and dividing by the number of shares of the Trust that are outstanding. Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the normal trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the mean of the closing bid and ask price on that day.

Fair value is defined as the price that the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Trust is assigned a level at measurement date based on the significance and source of the inputs to its valuation.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2015 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Trust’s investments under these levels of classification is included following the Portfolio of Investments.

For the six months ended June 30, 2015, there have been no significant changes to the fair valuation methodologies.

B.  Income Taxes. No provision for federal income taxes is made since the Trust, under applicable provisions of the Internal Revenue Code, is treated as a Grantor Trust and all its income is taxable to the holders of participations. Management has considered the sustainability of the Trust’s tax positions taken on federal income tax returns for all open tax years in making this determination.

At June 30, 2015, the cost of the Trust’s portfolio of investments for tax purposes was $1,111,336,689.

As of June 30, 2015, the tax basis net unrealized appreciation of portfolio securities was $304,204,708, comprised of unrealized appreciation of $321,519,492 and unrealized depreciation of $(17,314,784).

As of June 30, 2015, no provision for income tax would be required in the Trust’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Trust’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

C.  Distributions to Participation Holders. Semi-annual distributions will be reinvested at net asset value in additional participations of the Trust unless the Participant notifies the Trustee to pay such distributions in cash.

D.  Security Transactions & Revenue Recognition. Cost of the investment securities, as well as realized security gains and losses are based on the identified average cost basis. Investment transactions are recorded on the trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

E.  Accounting Estimates. The preparation of financial statements in accordance with U.S. GAAP for investment companies requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Restricted Cash. All cash held in the distributable fund throughout the period is intended solely for distributions.

G.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — DISTRIBUTIONS/ALLOCATIONS

For the six months ended June 30, 2015, distributions from net investment income were $15,854,765, equivalent to $0.34 per participation. For the year ended December 31, 2014, distributions from net investment income were $27,045,188, equivalent to $0.53 per participation.

For the six months ended June 30, 2015, there were no distributions from net realized gains. For the year ended December 31, 2014, distributions from net realized gains were $22,516,100, equivalent to $0.44 per participation.

For the six months ended June 30, 2015, there were no distributions from tax return of capital. For the year ended December 31, 2014, distributions from tax return of capital were $46,007,173, equivalent to $0.90 per participation.

The distributions/allocations presented above do not reflect the reinvestment, if any, of that portion of the proceeds from the sale of securities (other than stock units) representing the cost of the securities sold which is distributed and then reinvested in additional participations. In addition, any gain on the sale of stock units to provide funds for the redemption of participations is non-distributable and remains a part of the Trust Fund.

Effective June 1, 1998, the Trust amended its Trust indenture requiring that additional shares of common stocks received as a result of a stock split shall remain assets of the Trust.

NOTE 4 — TRUSTEE, SPONSOR AND OTHER RELATED PARTY FEES

The Trustee receives an annual Trustee fee, as well as fees for acting as custodian and for providing portfolio accounting and record keeping services, which aggregated to $85,975 for the six months ended June 30, 2015.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2015 (CONTINUED)

NOTE 4 — TRUSTEE, SPONSOR AND OTHER RELATED PARTY FEES (continued)

Voya Investments, LLC (the “Sponsor”) serves as sponsor to the Trust. The Trust pays a maintenance fee to the Sponsor on an annual basis, equal to 0.40% of the average daily net assets of the Trust.

NOTE 5 — INVESTMENT TRANSACTIONS

For the six months ended June 30, 2015, the cost of purchases and proceeds of sales of investment securities were $8,978,596 and $204,340,615, respectively.

NOTE 6 — SOURCE OF NET ASSETS

As of June 30, 2015, the Trust’s net assets were comprised of the following amounts:

Capital contributions and non-distributable realized gains retained in Trust Fund	$1,122,607,096
Net unrealized appreciation in value of securities	304,204,708
Trust Fund	1,426,811,804
Distributable fund	4,424,892
Total net assets	$1,431,236,696

NOTE 7 — PARTICIPATIONS ISSUED AND REDEEMED

	Number of Participations
	Six Months Ended June 30, 2015	Year Ended December 31, 2014
Issued on payments from holders	4,839,217	15,072,344
Issued on reinvestment of dividends and distributions/ allocations	444,935	2,555,041
Redeemed	(11,316,164)	(12,063,136)
Net increase (decrease)	(6,032,012)	5,564,249

NOTE 8 — RESTRUCTURING PLAN

Prior to May 2013, Voya Financial, Inc. was a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and was required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by Voya Investments, LLC to be a change of control (the “Change of Control”).

In March 2015, ING Groep divested the remainder of its interest in Voya Financial, Inc. through a secondary offering of Voya Financial, Inc.’s common stock and a concurrent share repurchase by Voya Financial, Inc. Voya Financial, Inc. did not receive any proceeds from these transactions.

NOTE 9 — SUBSEQUENT EVENTS

The Trust has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

VOYA CORPORTATE LEADERS TRUST FUND – SERIES B	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2015

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.9%
		Consumer Discretionary: 12.3%
660,777		CBS Corp. — Class B	$36,673,124	2.6
746,460		Comcast Corp. — Class A	44,892,104	3.1
766,577		Foot Locker, Inc.	51,368,325	3.6
660,777		Viacom — Class B	42,712,625	3.0
			175,646,178	12.3

		Consumer Staples: 5.1%
930,777		Procter & Gamble Co.	72,823,992	5.1

		Energy: 22.4%
932,177		Chevron Corp.	89,927,115	6.3
1,591,477		ExxonMobil Corp.	132,410,886	9.2
960,877		Marathon Oil Corp.	25,501,676	1.8
1,387,568		Marathon Petroleum Corp.	72,583,682	5.1
			320,423,359	22.4

		Financials: 10.2%
1,070,069	@	Berkshire Hathaway, Inc. — Class B	145,647,092	10.2

		Industrials: 24.4%
766,577		Fortune Brands Home & Security, Inc.	35,124,558	2.4
1,302,377		General Electric Co.	34,604,157	2.4
766,577		Honeywell International, Inc.	78,167,857	5.5
2,118,520		Union Pacific Corp.	202,043,252	14.1
			349,939,824	24.4

COMMON STOCK: (continued)
		Materials: 14.5%
912,544		Dow Chemical Co.	$46,694,877	3.3
766,577		Du Pont E I de Nemours & Co.	49,022,599	3.4
940,077		Praxair, Inc.	112,386,205	7.8
			208,103,681	14.5

		Telecommunication Services: 1.6%
624,974		AT&T, Inc.	22,199,077	1.6

		Utilities: 8.4%
766,577		Ameren Corp.	28,884,621	2.0
766,577		Consolidated Edison, Inc.	44,369,477	3.1
1,041,985		NiSource, Inc.	47,504,096	3.3
			120,758,194	8.4

		Total Common Stock (Cost $1,111,336,689)	1,415,541,397	98.9
		Assets in Excess of Other Liabilities	15,695,299	1.1

		Net Assets	$1,431,236,696	100.0

@	Non-income producing security.

Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$321,519,492
Gross Unrealized Depreciation	(17,314,784)
Net Unrealized Appreciation	$304,204,708

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at June 30, 2015
Asset Table
Investments, at fair value
Common Stock*	$1,415,541,397	$—	$—	$1,415,541,397
Total Investments, at fair value	$1,415,541,397	$—	$—	$1,415,541,397

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)

The Bank of New York Mellon serves as Trustee for the Trust. The Trust does not have a Board of Directors/Trustees nor does it have any Officers.

(THIS PAGE INTENTIONALLY LEFT BLANK)

Sponsor
Voya Investments, LLC
7337 E. Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Trustee/Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your investment advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the Trust’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the Trust. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	SAR-CLTB (0615-081815)